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


  INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES OF YOUNG &
        RUBICAM'S STOCKHOLDERS IS AVAILABLE IN THE SCHEDULE 14A FILED BY
                        YOUNG & RUBICAM ON MAY 15, 2000.



                            [PRESENTATION MATERIALS]


                                    WPP



                                 May 2000

                                    WPP


1       Summary of Strategic and Financial Benefits

2                       Key Facts

3       Strategy, Structure and Competitive Position

4              WPP and Y&R 1999 and Q1 2000

5                      Transaction

6                      Conclusions

                                    WPP




1       Summary of Strategic and Financial Benefits

                SUMMARY OF STRATEGIC AND FINANCIAL BENEFITS



o      Philosophy and culture

o      Client fit

o      Functional strength

o      Geographical strength

o      Synergies, accretion and margin improvement

                                    WPP





2                      Key Facts

                                 KEY FACTS

o The world's leading advertising and marketing services company with revenues in 1999 of $5.2bn and capitalized billings of c.$56bn*

o 55,000 people (including affiliates) in approximately 1,300 offices in 92 countries worldwide

o Over 300 of the Fortune 500 as clients, more than 60 clients in all four disciplines, over 140 clients in six or more countries

o Quoted in London and on NASDAQ with implied market capitalisation of c.$14bn. Member of FTSE 100 Index, Euro FT 300, Business Week 1000, Forbes 800 and MSCI Index

o       Group includes many of the best known brands in the industry


Advertising Age, 24 April 2000

                                 KEY FACTS

               MANY OF THE BEST KNOWN BRANDS IN THE INDUSTRY

o  Ogilvy & Mather Worldwide           o  Hill and Knowlton

o  J. Walter Thompson Company          o  Burson-Marsteller

o  Y&R Advertising                     o  Ogilvy Public Relations Worldwide

o  Conquest                            o  Cohn & Wolfe

o  MindShare                           o  OgilvyOne

o  The Media Edge                      o  impiric (Wunderman Cato Johnson)

o  Research International              o  CommonHealth

o  Millward Brown                      o  Sudler & Hennessey

o  BrandAsset Valuator                 o  Enterprise IG

                                       o  Landor Associates

                                 KEY FACTS

                      GLOBAL STRENGTH IN ADVERTISING


MARKET POSITION      WPP
(GROSS INCOME)    PRO FORMA     OMC    IPG                  HAVAS     BCom3
---------------------------------------------------------------------------

US                   1=          3      1=                   7         4

Europe               2           1      3                    4         7

Asia ex-Japan        1           2      3                    9         5

Japan                3           6      7     [GREATER THAN] 10        14

Latin America        2           3      1                    11        6




Source: Advertising Age, 24 April 2000. Based on gross income for agency brands. All data pro forma for this transaction

                                 KEY FACTS

                   WORLDWIDE ADVERTISING RANK BY MARKET

                        WPP*        OMC        IPG       BCom3
                        ----        ---        ---       -----
Australia                2           1          4          5
Brazil                   2           3          1          6
France                   4           1          5          12
Germany                  2           1          3          9
Greater China            1           6          2          3
India                    1           4          2          -
Italy                    1           4          2          5
Japan                    3           6          7          1
Mexico                   2           3          1          10
Netherlands              2           1          3          9
Spain                    1           3          2          10
UK                       1           3          2          5
USA                     1=           3         1=          4

*  Includes Y&R

Source:  Advertising Age, 24 April 2000

                                 KEY FACTS

            BLUE-CHIP CLIENT BASE WITH LONG TERM RELATIONSHIPS


                                   Advertising
                                   and Media    Information       Public         Branding & Identity,
                    Length of      Investment        &          Relations &      Healthcare & Specialist
Client              Relationship   Management   Consultancy    Public Affairs      Communications
--------------------------------------------------------------------------------------------------------

Ford                 52 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Amex                 33 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
AT&T                 18 years       [CHECK]         X            [CHECK]             [CHECK]
Citibank              3 years       [CHECK]         X            [CHECK]             [CHECK]
Colgate              16 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
IBM                   5 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Johnson & Johnson    15 years          X         [CHECK]         [CHECK]             [CHECK]
Philip Morris        75 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Unilever             93 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Warner Lambert       33 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]

                                 KEY FACTS

            BLUE-CHIP CLIENT BASE WITH LONG TERM RELATIONSHIPS


                                   Advertising
                                   and Media    Information       Public         Branding & Identity,
                    Length of      Investment        &          Relations &      Healthcare & Specialist
Client              Relationship   Management   Consultancy    Public Affairs      Communications
--------------------------------------------------------------------------------------------------------

Danone              28 years       [CHECK]         X            [CHECK]             [CHECK]
DeBeers              35 years       [CHECK]      [CHECK]         [CHECK]                X
Eastman Kodak         5 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Ericsson              6 years       [CHECK]         X               X                [CHECK]
Kellogg              70 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]
Kimberly-Clark       73 years       [CHECK]      [CHECK]            X                [CHECK]
Nestle               40 years       [CHECK]      [CHECK]            X                [CHECK]
Schering Plough      14 years       [CHECK]         X               X                [CHECK]
Sears                               [CHECK]         X            [CHECK]             [CHECK]
SmithKline Beecham   25 years       [CHECK]      [CHECK]         [CHECK]             [CHECK]

                                    WPP


              3. STRATEGY, STRUCTURE AND COMPETITIVE POSITION

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
         CLIENTS - GEOGRAPHICAL EXPANSION AND BRAND DIFFERENTIATION


STIMULUS                                        RESPONSE
--------                                        --------

o   Low population growth              )

o   Improved communications            )       Geographical expansion

o   Free trade                         )


o   Stable growth and low inflation    )

o   Technology transfer                )
                                                Brand differentiation
o   Growing retail power               )

o   New competitors                    )

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                            WORLD POPULATION GROWTH



                  WORLD POPULATION GROWTH RATE: 1950-2050

           [GRAPH SHOWING DECLINING WORLD POPULATION GROWTH RATE]



Source:  U.S. Census Bureau, International Data Base 5-10-00.

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                            IMPROVED COMMUNICATIONS


   Mobile Cellular Subscribers

   Internet users

 [GRAPH SHOWING INCREASING NUMBERS OF USERS AND SUBSCRIBERS, 1995 to 2001]




Source:  Morgan Stanley & Forbes Magazine

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                            FREE TRADE ASSOCIATIONS



          [IMAGE OF WORLD MAP SHOWING GENERAL GEOGRAPHIC LOCATIONS
             OF NORTH AMERICAN FREE TRADE ASSOCIATIONS (NAFTA)
                     CARIBBEAN COMMON MARKET (CARICOM)
                  CENTRAL AMERICAN COMMON MARKET, ANDEAN
                       COMMUNITY, THE LATIN AMERICAN
                     FREE TRADE ASSOCIATION, MERCOSUR
                      ASSOCIATES, EUROPEAN FREE TRADE
                       ASSOCIATION (EFTA), EUROPEAN
                     UNION (EU), THE SOUTHERN AFRICAN
                         CUSTOMS UNION (SACU) AND
                 ASIA-PACIFIC ECONOMIC CO-OPERATION (APEC)]

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                        STABLE GROWTH AND LOW INFLATION


   [GRAPH SHOWING WORLDWIDE GROWTH RATES AND WORLDWIDE INFLATION RATES:
      2000 TO 2010. WORLDWIDE GROWTH RATES GENERALLY BETWEEN 6.0% AND
              7.0%. WORLDWIDE INFLATION RATES GENERALLY 4.0%.]




Source:  Goldman Sachs

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
        TECHNOLOGY TRANSFER - NUMBER OF YEARS TO REACH 50 MILLION USERS


                                [BAR CHART]

Automobiles:  80 years
Telephone:    70 years
Electricity:  50 years
Radio:        38 years
Television:   13 years
Cable:        10 years
Internet:      5 years



Source:  Morgan Stanley & Forbes Magazine
                                                                         18

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                              GROWING RETAIL POWER


 [BAR CHART SHOWING GROWTH FOR TOP 25, TOP 100 and TOP 200 RETAIL COMPANIES]


                Top       Top       Top
                25        100       200
                ---       ---       ---
1994..........  12%       22%       27%
2000..........  16%       27%       31%
2009E.........  40%       45%       50%



Source:  Management Ventures Inc. a WPP Company

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                NEW COMPETITORS



 .    Asda                Financial services and Petrol retailing

 .    BAT                 Formula 1 motor-racing

 .    Disney              Retail outlets for own brand products

 .    easyJet             Automotive hire and internet cafes

 .    General Motors      Hughes Electronics (69% ownership)

 .    Marks & Spencer     Financial services

 .    Nike                Own brand retailing

 .    P&O Stena           Automotive importing

 .    Smart               Automotive manufacture and Retail outlets

 .    Virgin Records      Airline, Cola, Banking, Fund management
                         services, Railway operator

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                         CLIENTS - THREE KEY CHALLENGES


Background - Americanisation not Globalisation

o    Overcapacity in production, importance of branding and

     differentiation, shortage of human capital

o    New channels of distribution

     o    disintermediation

     o    disintermediation by lower cost business models

     o    talent retention

o    Internal communication, making sure internal audiences on-side

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                  OUR MISSION



                        To develop and manage talent; to
                                              ------

                         apply that talent, throughout

                         the world, for the benefit of
                             -----

                       clients; to do so in partnership;
                                            -----------

                             to do so with profit.
                                           ------

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                   OUR GOALS


o To be the preferred provider of multinational communications services

o To understand and satisfy the increasingly complex needs of the client at every level from local to worldwide

o To provide clients with a comprehensive and, when appropriate, integrated range of marketing services of the highest quality; both strategically and tactically

o To ensure that each service provided to every client returns added value

o To grow and maintain companies of such excellence that they provide the most stimulating career opportunities for talented professionals in all disciplines

o To provide those professionals with rewards and incentives which encourage a sense of ownership

o    Last but not least, to enhance share owner value

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                       THE ROLE OF THE PARENT COMPANY


                   We are increasingly complementing the
                 professional activities of our individual
                  operating companies through cross-Group
               initiatives and programs which provide greater
               value to clients as well as opportunities and
                           rewards for our people

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION


       [CHART SHOWING REVENUE AND EBIT FIGURES FOR PRO FORMA COMBINED
                  FINANCIAL INFORMATION FOR WPP AND Y&R]


                                  WPP
                                  ---
                Revenue........   $5.2bn
                EBIT...........   $704m

                                                                                 Branding &
                      Advertising                                                Identity,
                          &                              Public Relations      Healthcare and
                    Media Investment    Information &           &                Specialist
                      Management        Consultancy       Public Affairs       Communications
                    ----------------    -------------    ----------------      --------------
Revenue.........       $2.469bn           $679m              $606.3m             $1.477bn
EBIT............       $384.5m            $68.1m             $ 70.7m             $180.4m


New Technology Revenue
----------------------

Wide......  $850m
Narrow....  $140m


Revenue and EBIT figures are illustrative Pro Forma combined financial information for WPP and Y&R

          STRATEGY, STRUCTURE AND COMPETITIVE POSITION ADVERTISING


     [CHART SHOWING COMPANIES, GEOGRAPHICAL SCOPE OF OPERATIONS, WPP'S OWNERSHIP INTEREST IN _____ COMPANY AFTER CLOSING AND CHAIRPERSON AND CEO]


Ogilvy &                  J. Walter Thompson             Young & Rubicam
Mather Worldwide          Company                        Advertising
(Global)                  (Global)                       (Global)
Chairman & CEO:           Chairperson:  Charlotte Beers  Chairman & CEO:
Shelly Lazarus            CEO:  Chris Jones              Ed Vick
(100%)                    (100%)                         (100%)

Conquest                  Asatsu - DK                    Batey
(Europe)                  (Japan)                        (Asia Pacific)
Chairman:                 Chairman & CEO:                Chairman:  Ian Batey
Dominique Simonin         Masao Inagaki                  (30%-80%)
CEO:  Luca Lindner        (20%)
(100%)

DYR                       Chime
Joint Venture             (UK)
(Asia Pacific)            Chairman:
Chairman & CEO:           Lord Bell
Peter Steigrad            (30%)
(49%-67% owned
by Y&R Advertising)

                STRATEGY, STRUCTUE AND COMPETITIVE POSISION
                ADVERTISING - COMPETITIVE WORLDWIDE RANKING


                                               Worldwide
                                               ---------

                   Ogilvy & Mather                 4

                   J. Walter Thompson             10

                   Y&R Advertising                11




Source:  Advertising Age, 24 April 2000

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                        MEDIA INVESTMENT MANAGEMENT


                 [CHART SHOWING MEDIA INVESTMENT MANAGEMENT
            COMPANIES AS WPP'S OWNERSHIP INTEREST AFTER CLOSING]


MindShare           The Media Edge            Tempus Group
---------           --------------            ------------
Chairman & CEO:     Chairman & CEO:           (18%)
Irwin Gotlieb       Beth Gordon
(100%)              (100%)



TMP                 Portland Outdoor
---                 ----------------
(Europe)            (65%)
(50%)
                                                                         28

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
        MEDIA INVESTMENT MANAGEMENT - COMPETITIVE WORLDWIDE RANKING


                                USA     OUTSIDE USA     WORLDWIDE
                                ---     -----------     ---------

MindShare                        1           1              1

The Media Edge                   6           6              4




Source:  Advertising Age, 24 April 2000

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                         INFORMATION & CONSULTANCY


     [CHART SHOWING COMPANIES AND WPP OWNERSHIP INTEREST AFTER CLOSING]


Kantar                                  Brand Asset Valuator
------                                  --------------------
Co-Chairmen:                            BRANDZ
Phil Barnard (non Exec)
Martin Goldfarb
CEO:  David Jenkins
(100%)

Research International
(100%)

Millward Brown
(100%)

Center Partners
(100%)

IMRB International
(100%)

Winona Group
(100%)

Goldfarb Consultants
(100%)

Kantar Media Research
---------------------
AGB
(35%)

IBOPE Media Information
(31%)

Symmetrical Resources/Simmons
(25%)

BMRB International
(100%)

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
         INFORMATION & CONSULTANCY - WORLDWIDE COMPETITIVE RANKING


        1.      ACNielsen (*)

        2.      Cognizant (*)

        3.      The Kantar Group

        4.      Taylor Nelson/Sofres

        5.      IRI


Source:  ESOMAR           (*) Syndicated Research

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                     PUBLIC RELATIONS & PUBLIC AFFAIRS


               [CHART SHOWING WPP COMPANIES AFTER CLOSING AND
                 THEIR CHAIRPERSONS, CEOs AND PRESIDENTS]


Hill and Knowlton
Chairman & CEO:
Howard Paster

Ogilvy Public Relations Worldwide
Chairman & CEO:
Robert Seltzer

Burson-Marsteller
President & CEO:
Chris Komisarjevsky

Cohn & Wolfe
President & CEO:
Stephen Aiello

Robinson Lerer & Montgomery
Chairman & CEO:
Linda Robinson

The Wexler Group
Chairperson Executive Board:
Anne Wexler
Chairman & CEO:  Robert Walker

Timmons & Company
Chairman:  William E. Timmons
President: Tom C. Korologos
Buchanan Communications
CEO:  Richard Oldworth

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
     PUBLIC RELATIONS & PUBLIC AFFAIRS - COMPETITIVE WORLDWIDE RANKING


                                            Worldwide
                                            ---------

        Burson-Marsteller                       1

        Hill and Knowlton                       2

        Ogilvy Public Relations Worldwide       9




Source:  Council of Public Relations

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
       BRANDING & IDENTITY, HEALTHCARE AND SPECIALIST COMMUNICATIONS


                      [CHART SHOWING COMPANIES]


Branding, Identity & Corporate Consultancy          Direct, Promotional &
------------------------------------------          Relationship Marketing
Addison                                             ----------------------
Banner McBride                                      A. Eicoff & Co.
BDG McColl                                          Brierley & Partners
Brand Union                                         Einson Freeman
Brindfors                                           EWA
Bronillard                                          HighCo
Coley Porter Bell                                   impiric
Enterprise IG                                       -------
Landor Associates                                   KnowledgeBase Marketing
-----------------                                   -----------------------
BPRI                                                Mando Marketing
SBG Enterprise                                      Oakley Young
JWT Specialized Communications                      OgilvyOne Worldwide
Scott Stern                                         Perspectives
Horniak & Canny                                     Primary Contact
Springham Anderson                                  Promotional Campaigns Group
                                                    RMG International
                                                    RTC Direct
                                                    The Grass Roots Group
                                                    Thompson Connect Worldwide


Strategic Marketing Consulting   Sector Marketing   Media & Technology Services
------------------------------  -----------------   ---------------------------
The Henley Centre                                   The Clever Group
Management Ventures                                 Savatar
MSI Consulting/Charles                              The Farm
River Strategies
P Four
Planners
Quadra Advisory

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
        BRANDING & IDENTITY, HEALTHCARE AND SPECIALIST COMMUNICATIONS


                      [CHART SHOWING SECTOR MARKETING COMPANIES]




Demographic
Marketing                Foodservice      Healthcare         Investor Relations
---------------------    -----------      ----------         ------------------

The Bravo Group          The Food Group   The CommonHealth     International
The Geppetto Group                        Shire Hall           Presentations
The Intuition Group                       Sudler & Hennessey
Kang & Lee
----------
Mendoza Dillon
MSRC


PR & Sports Marketing      Real Estate     Retail              Technology
---------------------      -----------     ------              ----------
PRISM                      Pace            Walker Group/CNI    AlexanderOgilvy
                                                               Blanc & Otus
                                                               Smith and Jones

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                               NEW TECHNOLOGY


             [CHART SHOWING NEW TECHNOLOGY COMPANIES. CHAIRPERSON:
                      ESTHER DYSON. CEO: ERIC SALAMA]



Companies
---------
WPP.com
OgilvyInteractive
Concept! GmbH
Digital@JWT
impiric
Y&R2.1


[Business Sectors]
------------------
Content
Portal
Loyalty & Rel. Mktg.
Web Dev't
Software
Information
Data Mining
Sports

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                               NEW TECHNOLOGY


                  [CHART SHOWING NEW TECHNOLOGY COMPANIES]


Web                                                              Data
Development         Software       Content        Portal         Mining
-----------         --------       -------        ------         --------
Syzygy              Broad Vision   Wired          NetKing        HyperParallel
United Media        Roundarch                     Spydre         KnowledgeBase
                                                                 -------------
Net Force                                                        Marketing
                                                                 ---------
Luminant
--------


                    Loyalty & Relationship
Sports              Marketing                     Information
------              ----------------------        -----------
TWI Interactive     E-Rewards                     News Edge Corp.
                    Visible World
                    Digital Impact
                    --------------

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                  WPP.COM


            [CHART SHOWING PYRAMID STRUCTURE FROM BOTTOM TO TOP:
   DOTCOMS NEEDING HELP WITH THEIR INTERNET STRATEGY; TRADITIONAL CLIENTS
    BUILDING CLICKS AND MORTAR OPERATIONS; DOTCOMS BUILDING THEIR BRAND;
            AND COMPETITION-DRIVEN INCREASED SPEND ON BRANDING]

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                  WPP.COM


                    [CHART SHOWING NAMES OF COMPANIES ON
                   PYRAMID STRUCTURE FROM BOTTOM TO TOP]



o Dotcoms needing help with their interenet strategy: Freeserve, QXL, Ariba, Healtheon/WebMD, Medscope, Ameritrade, Streamline, Double Click, Mypoints, El Sitio, onhealth, WWF, Net Value, Webstakes, MVP.com, CyberRebate, Wine.com, Harrods

o Traditional clients building clicks and mortar operations: IBM, Lotus, Ford, Sears, Unilever, SAP, Telefonica, Nestle, Kodak, Merrill Lynch, China Telcom, Boots, Siemens, UDV, Mastercard, AT&T, Mars, DeBeers, Lincoln-Mercury, Taco Bell, Sony, Keycorp, Ericsson, Star Alliance, Swiss Telecom, Xerox

o Dotcoms building their brand: E-trade, Ameritrade, TiVO, WebMD, Medscape, e.piphhany, Chemdex, Instinet, Excite, Yahoo, iPlanet, first-e, idealab, Nextcard, BrassRing, Barpoint.com, intuit, imotors.com, grainger.com, ourhouse.com, priceline.com, mypoints.

o Competition-driven increased spend an branding: IBM, Ford, Merrill, Amex, Quest, Sony, AT&T, Unilever

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                  WPP.COM

           [CHART SHOWING PYRAMID STRUCTURE FROM BOTTOM TO TOP:
                           DOTCOMS NEEDING HELP
                   TO COMPETITION-DRIVEN INCREASED SPEND,
                        TOTALING $850m IN 1999, AND
                   DESCRIBED FROM BOTTOM TO TOP AS $140M
                       IN 1999, WITH BUDGETS FOR 2000
                 UP 50%+; TYPICALLY 80% OF MARKETING BUDGET
                         IS OFF-LINE; AND INCREASED
                       BUDGETS AND SHIFT IN MESSAGES]

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                                  WPP.COM


 o "Enable" existing core businesses, organically and by acquisition (e.g. Ogilvy Interactive, impiric, JWT Specialised, Kantar
     Interactive, Hill & Knowlton, Burson-Marsteller)

 o Acquire companies with capabilities which are core and superior to our own (e.g. Alexander, Blanc & Otus, IntelliQuest, KnowledgeBase Marketing)

 o Invest in venture funds (e.g. MTV, WitCapital, Spydre) to keep abreast of the market and identify companies with whom we may want to partner and, establish us as the preferred marketing services provider to appropriate clients

 o   Invest directly in leading edge companies with whom we want to partner

 o Take groupwide approach to key issues e.g. recruitment and retention where we have set up "cyberfund" and are looking at flotations and "equity-for-fee" arrangements

 o   Share best practice and participate in key industry groups e.g. MIT
     Media Lab

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                       CORE INTERACTIVE CAPABILITIES


 o PR: AlexanderOgilvy, Blanc and Otus, Hill and Knowlton, OgilvyPR, Burson-Marsteller

 o   CRM and e-CRM:  impiric, OgilvyInteractive

 o   Web development: OgilvyInteractive, Syzygy, Concept!, Luminant

 o   Research: MBInteractive, IntelliQuest, KnowledgeBase Marketing

 o   On-line media: MindShare, The Media Edge

 o   Branding: digital@jwt, Y&R 2.1, Landor Associates, Enterprise IG,
     Ogilvy

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                 INVESTMENTS VIA MEDIA TECHNOLOGY VENTURES


PARTNERS                FUNDED BY MEDIA TECHNOLOGY VENTURES
--------                -----------------------------------

American Express        Infogear (internet phone)
Dow Jones               Protozoa (web-based animation)
Comcast                 Virage (database search technology)
Diageo                  Pensare (web based education)
Fujitsu                 Medscape (healthcare portal)
Hearst                  eveo (digital entertainment)
JPMorgan                Quokka (digital sports)
Mattel                  Sandpiper (content distribution)
M&S                     Bizrate (online e-commerce research)
MediaOne                Trading Edge (broker/dealer)
Motorola                iBEAM (satellite based network)
Siemens                 Talk City (community/chat)
Sun Microsystems        Vitessa (e-commerce infrastructure)
Telecom Italia          eHow (consumer portal)
Thomson/RCA             COBALTcard (internet payment)
WPP                     Mergent Systems (e-commerce application)

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                        DIRECT MINORITY INVESTMENTS


 o   Internet research: Lightspeed, Red Sheriff, Harris Interactive,
     CyberDialogue

 o e-CRM: iWeb, Mediaplex, Imagine, Visible World, Digital convergence, Naviant, Digital Impact

 o Applications: Intraspect (knowledge management), emotion (digital asset management), Gamut Interactive

 o   Services: Metapack, Steampipe, Roundarch

 o   Content: TWIi, NetKing, BigWords

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                 WE CONTINUE TO FOCUS ON OUR KEY OBJECTIVES


 o   Improving operating margins

 o   Increasing flexibility in the cost base

 o   Using free cash flow to enhance share owner value

 o   Developing the role of the parent company

 o   Emphasising revenue growth more as margins improve

 o Improving the creative capabilities and reputation of all our businesses

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
             FOUR YEAR FINANCIAL RECORD - EBIT AND EBIT MARGINS


            [BAR CHARTING SHOWING COMBINED EBIT AND EBIT MARGINS
       OF WPP AND Y&R. Y&R FIGURES EXCLUDE THE IMPACT OF EXCEPTIONAL
                     CHARGES AND GOODWILL AMORTISATION]



                         1996      1997      1998      1999
                         ----      ----      ----      ----
EBIT ((pound)M)........  243       286       355       435
EBIT margins...........  9.8%      11.0%     12.5%     13.4%



2002 Target (15.5)
2001 Target (15.0)
2000 Target (14.0)

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                       FINANCIAL MODEL - 2000 TO 2002


 o   Organic revenue growth of 5-10%

 o   Margin growth in line with objectives including fifth plan

 o   Operating profit growth of 10-15%

 o   Incremental profit growth from acquisitions of 5-10%

 o   Overall growth in EPS of 15-20%

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                  INCREASING FLEXIBILITY IN THE COST BASE


 o We continue to focus on a more flexible cost structure in three key areas:

     - Staff                    c. 50% of revenue
     - Property                 c. 10% of revenue
     - Bought in services       c. 30% of revenue

 o Increased flexibility in all areas will be important to combat any economic slowdown

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
     INCREASING FLEXIBILITY IN THE COST BASE - CHANGE IN VARIABLE COSTS


                  [BAR CHART SHOWING VARIABLE STAFF COSTS
                      AS A PERCENT OF STAFF COSTS AND
               VARIABLE STAFF COSTS AS A PERCENT OF REVENUE]


                                                                      Y&R
                                                      1992    1999    1999
                                                      ----    ----    ----
Variable Staff costs as a % of Staff costs.........   7.9     11.5    5.8*
Variable Staff costs as a % of Revenue.............   4.3      5.8    3.3*

---------------------------
*    Excludes freelance costs

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
      USING FREE CASHFLOW TO ENHANCE SHAREHOLDER VALUE - ACQUISITIONS


 o Continued focus on strategic acquisitions - a number were completed in 1999 and should continue in 2000

 o Major focus continues to be on Information and Consultancy and the faster growing sectors within Branding & Identity, Healthcare and Specialist Communications

 o Acquisitions in advertising used to address specific client or local agency needs

 o   Continue to find attractive opportunities particularly outside the US

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                         ACQUISITIONS - ADVERTISING


OGILVY & MATHER         J. WALTER THOMPSON          Y&R ADV.        MINDSHARE
---------------         ------------------          --------        ---------

Mark Line, Spain        Soares Gache, Argentina     DYR, Asia       Portland, UK
Office, Netherlands     Grill & Gull, Austria       Rainey, Kelly,  SMK, Sweden
                        Herald, Italy               Campbell,
                        Dazai, USA                  Roalfe, UK
                        SCPF, Spain
                        KSM, Netherlands
                        RADA, UK
                        Tamir Cohen, Israel
                        International Marketing
                        Concepts, Canada
                        TMI, Middle East

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                 ACQUISITIONS - INFORMATION AND CONSULTANCY


Research
International           Millward Brown                Kantar
-------------           --------------                ------

SIFO, Sweden            Computerised Media            Center Partners, USA
                        Services, UK                  Steve Perry Consulting, UK
                        IntelliQuest(R) Information   SMG/KRC, Poland
                        Group, USA
                        Diagnostic Research
                        International, UK

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
             ACQUISITIONS - PUBLIC RELATIONS AND PUBLIC AFFAIRS


 o Alexander, B/W/R, Enterainment and Feinstein Kean in the US, and Sector and Magellan in the UK for Ogilvy Public Relations Worldwide

 o Blanc & Otus, Technology PR in the US, Captiva SA in Chile, Premio in Mexico and Hiller Wust in Germany and Feedback in Poland for Hill and Knowlton

 o   Robinson Lerer & Montgomery for Y&R Inc.

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                  ACQUISITIONS - SPECIALIST COMMUNICATIONS


PROMOTION           DIRECT, RELATIONSHIP   SECTOR MARKETING
---------           --------------------   ----------------
Mark Line, Spain    & INTERACTIVE          Technology       Ethnic
                    -------------          Dazai, US        MSRC, US
P Four, UK          Brierley, US
                    DataSearch, Brazil     Sports
AUDIO VISUAL        Herald, Italy          Prism, UK        KBM
------------        HighCo, France                          ---
Tyrell, UK          MTEP, US                                Direct Impact
International       Mediaquest, France     Healthcare       -------------
Presentations, UK   NoHo, UK               Shire Hall, UK   Banner
                                                            ------
IDENTITY            Perspectives, UK
--------
BPRI, UK            GoDirect, Canada
Brand Union, UK
Brindfors, Sweden
Horniak & Canny, Australia
Springham Anderson, Singapore

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
          ACQUISITIONS - INCREASED EQUITY INTERESTS IN ASSOCIATES



OGILVY & MATHER      J. WALTER THOMPSON       OTHER MEDIA
---------------      ------------------       -----------

O & M Portugal      France Direct            Portland Outdoor
                    France BF&A              Advertising, UK
                    Grill & Gull, Austria
                                             Kantar
                                             Credit Call Research, UK


------------------------------------------------------------------------------------

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
                    RECENT INTERNET DIRECT INVESTMENTS

                  WPP                                               Y&R
                  ---                                               ---
COMPANY        SECTOR                     COMPANY                  SECTOR
------------------------------------------------------------------------------------

Syzygy         Web development            KnowledgeBase Marketing  Database/CRM
Concept!       Web development            Luminant                 e-Commerce
Lightspeed     Internet panel             Digital Convergence      Media convergence
NetKing        Portal                     Mediaplex                Internet services
e-Rewards      Loyalty                    Harris Interactive       Internet research
TWIi           B2B sports content         Cyber Dialogue           Internet research
Intraspect     Knowledge Management       Naviant                  Internet marketing
Broadvision    e-Commerce application     IWEb                     Targeted advertising
Visible World  Video personalisation      Streampipe               Internet boardcasting
Big Words      College based e-Commerce   Emotion                  Digital media
Red Sheriff    Internet research                                   management
Metapack       e-Fullfilment              Gamut                    Interactive TV
Roundarch      e-Commerce consulting
Imagine        e-CRM

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
    DEVELOPING THE ROLE OF THE PARENT COMPANY - INCENTIVE COMPENSATION
                                 STRATEGY

1    Short-Term Incentive Plan

o    For annual performance in 5 key areas:

     WPP                                                    Target
     ---                                                    ------
     1    Operating profit growth                           15%
     2    Margin improvement                                1%
     3    Staff cost to revenue improvement                 0.6%
     4    Revenue growth and revenue conversion             above industry
                                                            average,
     5    Strategic and non-financial objectives            25-33% revenue
                                                            conversion
     Y&R
     ---
     1    Operating profit improvement                      20% minimum
     2    Revenue growth                                    Specific to
                                                            sector
     3    Personal goals

o    Approximately 4,500 or 10% of our people participate
o    $129 million provided in 1999

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
    DEVELOPING THE ROLE OF THE PARENT COMPANY - INCENTIVE COMPENSATION
                                 STRATEGY

2    Long-Term Incentive Plan

o    Phantom Plans for each Operating Company
     -    3-year performance periods
     -    based on operating profit and margin improvement
     -    $16m payable in 1997-1999
     -    50% in cash and 50% in 2 year restricted stock
     - Y&R Inc. existing 2000-2002 plan based on free cashflow of 8% of revenue reintroduced based on WPP style performance criteria

3    Stock Option Programs - extended to include Y&R executives
     -    100 Club for senior executives
     -    400 Club for next generation of leadership
     -    High Potential 500 Club for rising stars
     -    Worldwide stock ownership program

                STRATEGY, STRUCTURE AND COMPETITIVE POSITION
    DEVELOPING THE ROLE OF THE PARENT COMPANY - INCENTIVE COMPENSATION
                                 STRATEGY

4    Leadership Equity Acquisition Program (LEAP)
o Now 22 key executives (including 7 Y&R) will invest $30 million, one-third in cash and two-thirds in committed equity in 3.5m WPP ordinary shares
o Matching shares will be granted in 2004 on the basis of relative shareholder return against a comparator group of 14 companies
o    If WPP ranks 1st or 2nd a 5x match will be awarded
o    At the median level (8th position) a 2x match will be awarded
o    Below median a 1/2x match will be awarded for retention purposes
o Cost of program shown on income statement (some shares purchased by ESOP at 370p per share)

               STRATEGY, STRUCTURE AND COMPETITIVE POSITION
    DEVELOPING THE ROLE OF THE PARENT COMPANY - KEY AREAS FOR GROUP
                                CO-OPERATION


o    Media Investment                   o    Internal Communications
     Management
                                        o    Retailing
o    Healthcare
                                        o    Hi-Tech
o    New Technologies
                                        o    Financial Services
o    Emerging Markets
                                        o    Entertainment & Media
o    Privatisation

               STRATEGY, STRUCTURE AND COMPETITIVE POSITION
             EMPHASIZE REVENUE GROWTH MORE AS MARGINS IMPROVE

o    Continue to focus on delivering above average revenue
     growth by:

     - Expanding networks to take advantage of faster growing geographical markets

     - Re-enforcing competitive advantage in segments where growth is expected to remain higher, e.g. Market Research, Direct, Interactive, Hi-tech, Retail, Healthcare, etc.

     -    Taking advantage of consolidation trends to gain market share

               STRATEGY, STRUCTURE AND COMPETITIVE POSITION
  IMPROVING THE CREATIVE CAPABILITIES AND REPUTATION OF ALL OUR BUSINESSES




o    By placing greater emphasis on recruitment

o    By recognizing creative success tangibly and intangibly

o    By acquiring highly regarded creative businesses

o    By placing greater emphasis on awards

                                    WPP





4                   WPP and Y&R 1999 and Q1 2000

                       WPP AND Y&R 1999 AND Q1 2000
                   RESULTS FOR 1999 - PROGRESS CONTINUES


o Revenues up 11.3% on a reported basis with acquisitions accounting for approximately 3-4%

o PBIT up 27% on a reported basis with acquisitions accounting for approximately 10%

o    Margins up 0.9% to 13.4% from 12.5%

o    Full year dividend of 2.56p per share

o    Share repurchases of $175m and cash acquisition payments of $555m

o    Net new business billings of over $4.9 billion

                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                        PROFIT & LOSS ACCOUNT ($M)

                                          Y&R             Y&R         COMBINED
YEAR ENDED DEC 1999      WPP       AS REPORTED         UK GAAP        UK GAAP

Revenues            3,514.8           1,717.2          1,717.2        5,232.0
EBITDA                538.8             279.3(a)       286.8(a)(b)      825.6
EBIT                  470.5             208.1(a)       233.2(a)(b)(c)   703.7
EBIT margin %          13.4%             12.1%          13.6%            13.4%


(a)   Excludes other income of $85m
(b) Adjusted to include $7.5m of equity income, gross of tax at assumed 40% rate
(c)   Adjusted to eliminate $17.6m goodwill amortisation


                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                  PROFIT & LOSS ACCOUNT BY DISCIPLINE ($M)


YEAR ENDED DEC 1999                                            WPP       Y&R      COMBINED
------------------------------------------------------------------------------------------
REVENUES
--------
Advertising, Media Investment Management                    1,639.0      830.3     2,469.3
Information & Consultancy                                     679.0          -       679.0
Public Relations & Public Affairs                             289.4      316.9       606.3
Branding and Identity, Healthcare & Specialist Comm.          907.4      570.0     1,477.4

                                                           -------------------------------
                                                            3,514.8    1,717.2     5,232.0
                                                           -------------------------------

UK GAAP EBIT
------------
Advertising, Media Investment Management                      252.2      132.3       384.5
Information & Consultancy                                      68.1          -        68.1
Public Relations & Public Affairs                              38.7       32.0        70.7
Branding and Identity, Healthcare & Specialist Comm.          111.5       68.9       180.4
                                                           -------------------------------
                                                              470.5      233.2       703.7
                                                           -------------------------------

                                                                         66

                       WPP AND Y&R 1999 AND Q1 2000
                          PROFILE - BY DISCIPLINE

               [PIE CHARTS OF THE 4 SECTORS AS: ADVERTISING,
                       MEDIA INVESTMENT MANAGEMENT;
                        INFORMATION & CONSULTANCY;
          PUBLIC RELATIONS & PUBLIC AFFAIRS; BRANDING & IDENTITY,
                 HEALTHCARE AND SPECIALIST COMMUNICATIONS]


                                                                           WPP NET      Y&R NET     COMBINED NET
                                                                           REVENUES     REVENUES      REVENUES
                                                                           $3.5bn       $1.7bn        $5.3bn
                                                                           -------      --------     -----------

Advertising, Media Investment Management..............................       48%          47%         46%
Information & Consultancy.............................................       19%          --          13%
Public Relations & Public Affairs.....................................        8%          18%         12%
Branding & Identity, Healthcare and Specialist Communications.........       25%          35%         29%



                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                  PROFIT & LOSS ACCOUNT BY GEOGRAPHY ($M)

YEAR ENDED DEC 1999                                              WPP         Y&R       COMBINED
-----------------------------------------------------------------------------------------------
REVENUES
--------
North America                                                    1,543.3      937.7     2,481.0
UK                                                                 703.3      153.3       856.6
Continental Europe                                                 689.5      429.0     1,118.5
Asia Pacific, Latin America, Africa & Middle East                  578.7      197.2       775.9
                                                              ---------------------------------
                                                                 3,514.8    1,717.2     5,232.0
                                                              ---------------------------------
UK GAAP EBIT
------------
North America                                                      229.3      151.8       381.1
UK                                                                  83.3        8.0        91.3
Continental Europe                                                  90.3       51.6       141.9
Asia Pacific, Latin America, Africa & Middle East                   67.6       21.8        89.4
                                                              ---------------------------------
                                                                   470.5      233.2       703.7
                                                              ---------------------------------


                       WPP AND Y&R 1999 AND Q1 2000
                          PROFILE - BY GEOGRAPHY

  [PIE CHARTS OF THE 4 SECTORS AS: NORTH AMERICA; UK; CONTINENTAL EUROPE;
            ASIA PACIFIC, LATIN AMERICA, AFRICA & MIDDLE EAST]


                                                              WPP NET      Y&R NET     COMBINED NET
                                                              REVENUES     REVENUES      REVENUES
                                                              $3.5bn       $1.7bn        $5.3bn
                                                              -------      --------     -----------

North America.............................................       43%          52%         47%
UK........................................................       20%          12%         17%
Continental Europe........................................       20%          24%         21%
Asia Pacific, Latin America, Africa & Middle East.........       17%          12%         15%




                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                               CASHFLOW ($M)

                                                  Y&R         COMBINED
YEAR ENDED DEC 1999                WPP         UK GAAP         UK GAAP
-----------------------------------------------------------------------
Operating profit                   426            226            652

Depreciation                        68             54            122

Interest paid                      (53)           (15)           (68)

Tax paid                           (94)           (30)          (124)

Other cashflows                     35             40             75
                                    --             --             --
NET CASH GENERATION                382            275            657

-----------------------------------------------------------------------

                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                               CASHFLOW ($M)

                                                Y&R         COMBINED
YEAR ENDED DEC 1999                WPP       UK GAAP        UK GAAP
-----------------------------------------------------------------------
Net Cash Generation                382           275            657

Capital expenditure               (105)          (86)           (191)
                                  ----           ----           -----
FREE CASH FLOW                     277           189             466


Acquisition payments              (339)         (216)           (555)

Shares Repurchases                 (29)         (146)           (175)

Dividends                          (34)           (5)            (39)
                                   ----           ---            ---
NET CASH OUTFLOW                  (125)         (178)           (303)

-----------------------------------------------------------------------

                       WPP AND Y&R 1999 AND Q1 2000
                              SHARE BUY BACKS


                         WPP                 Y&R            COMBINED
                         ---                 ---            --------

1997                $46m       2.0%            -          -      $46m
1998                $82m       2.0%         $51m       2.1%      $133m
1999                $29m       0.5%        $146m       3.8%      $175m
2000 YTD            $32m      0.25%         $80m       2.0%      $112m
2001 Forecast                 1%-2%                         $120-$220m


Both companies have been active in share buy back programs

This will continue in 2001 and based on a pro forma share count of
1.15 bilion shares, 1% - 2% share repurchase program is expected

                       WPP AND Y&R 1999 AND Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                            BALANCE SHEET ($M)


                                                         Y&R UK
                                                Y&R       GAAP       COMBINED
                                   WPP       US GAAP  ADJUSTMENTS     UK GAAP
-----------------------------------------------------------------------------
Tangible Assets                    318.3       194.6           -       512.9
Intangible Assets(a)             1,230.3       353.9      (353.9)    1,230.3
Investments(b)                     577.5       402.6      (237.6)      742.5
Other Long-Term Assets(c)              -        89.1       (89.1)          -
                               ---------------------------------------------
FIXED ASSETS                     2,126.1     1,040.2      (680.6)    2,485.7

Current Assets(d)                3,062.5     1,374.1         3.9     4,440.5
Current Liabilities             (3,475.9)   (1,699,5)          -    (5,175.4)
Long-Term Liabilities           (1,184.0)     (276.4)          -    (1,460.4)
                               ----------------------------------------------
NET ASSETS                         528.7       438.4      (676.7)      290.4
                               ----------------------------------------------
NET FUNDS/(DEBT)(e)                148.6       (14.8)      (88.6)       45.2
-----------------------------------------------------------------------------
(a) Adjusted to eliminate $353.9m goodwill
(b) Adjusted to reverse a $237.6m unrealised gain on marketable securities gross of tax
(c) Adjusted to eliminate $34.9m long term deferred tax assets and to reclassify $54.2m accounts receivable [GREATER THAN] 1 year from long term assets to current assets
(d) Adjusted to eliminate $50.3m current deferred tax assets and to reclassify $54.2m accounts receivable [GREATER THAN] 1 year from long term assets to current assets
(e) Adjusted to reclassify $88.6m of overdrafts from accounts payable

                       WPP AND Y&R 1999 AND Q1 2000
             RESULTS FOR 1999 - WPP REVENUE GROWTH BY COUNTRY


REVENUE GROWTH                     COUNTRIES
--------------                     ---------

15%+           Austria, Canada, Greece, Mexico, Spain, USA

10-15%         Belgium, France, China, Eastern Europe, Germany,
               India, Japan, Philippines, Thailand, UK, Venezuela

5-10%          Italy, Taiwan

[LESS THAN] 5%    Argentina, Australia*, Brazil**, Hong Kong,
                  Netherlands, Portugal, Singapore, Switzerland

Notes
-----
*   due to de-consolidation
**  reported dollar after major devaluation

                       WPP AND Y&R 1999 AND Q1 2000
             RESULTS FOR 1999 - Y&R REVENUE GROWTH BY COUNTRY

REVENUE GROWTH                     COUNTRIES
--------------                     ---------

     20%+      Canada, Czech Republic, France, Portugal, Spain,
               Turkey

     15-20%    Austria, Japan, Mexico, Singapore

     10-15%    Hungary, Poland, USA

     5-10%     Australia & New Zealand, Belgium, Germany, Italy,
               Netherlands, UK

[LESS THAN] 5%    Switzerland

                       WPP AND Y&R 1999 AND Q1 2000
             RESULTS FOR 1999 - NET NEW BUSINESS WINS IN 1999


Agency                   Account                          Office  Billings($m)
------------------------------------------------------------------------------

     MindShare           Unilever, Germany                 Germany       330

     MindShare           Telecom Italia, TIM                 Italy       300

     JWT                 UDV (Smirnoff, Malibu, Baileys)    London       200

     O&M                 BP - Amoco                         London       200

     The Media Edge      Campbells (AOR)                  New York       200
WINS
     MindShare           Unilever, Italy                     Italy       150

     JWT                 Kimberly-Clark                  Worldwide       150

     O&M                 SAP                             Worldwide       100

     O&M                 Novartis (Gerber)                New York       100

     Y&R                 AT&T                             New York       100

     Y&R                 Barilla (Foods)                     Italy        80

     Y&R                 Migros                        Switzerland        75

(All billings figures are based on trade press estimates, where available)

                       WPP AND Y&R 1999 AND Q1 2000
             RESULTS FOR 1999 - NET NEW BUSINESS WINS IN 1999


Agency                   Account                          Office  Billings($m)
------------------------------------------------------------------------------

     O&M                 Novartis (Gerber)              New York         100

     O&M                 Miller Lite                    New York          95

     O&M                 BAT                                  UK          80

     O&M                 Mattel                         New York          75
WINS
     AGB                 Australian TV ratings             Italy          60

     JWT                 Miller Draft                    Chicago          60

     O&M                 Wings Alliance                 New York          50

     JWT                 Qwest                          New York          50


(All billings figures are based on trade press estimates, where available)

                       WPP AND Y&R 1999 AND Q1 2000
             RESULTS FOR 1999 - NET NEW BUSINESS WINS IN 1999


Agency                   Account                          Office  Billings($m)
------------------------------------------------------------------------------


     OTHER
     -----

     Enterprise IG       Ford                            New York         n/a

     Hill and Knowlton   Compaq                                US         n/a
WINS
     Hill and Knowlton   Johnson & Johnson (Benecol)         EMEA         n/a

     OgilvyOne           FedEx                            Toronto         n/a

     Research            Shell                             London         n/a
       International

     Y&R                 USPS                            New York         100

     O&M                 Starwood/Sheraton              Worldwide          65

     Y&R                 Clorox                          New York          55

     Y&R                 Ford                             Brazil           50
LOSSES
     JWT                 Barclays                         London           30

     JWT                 Warner Lambert                   London           30

     Intuition           Bristol Myers-Squibb (Clairol)  New York          20


(All billings figures are based on trade press estimates, where available)

                            WPP AND Y&R Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                 FIRST QUARTER REVENUE BY DISCIPLINE ($M)


                                                  2000     1999       GROWTH
Quarter ended 31 March                              $M       $M           %
-----------------------------------------------------------------------------
REVENUES
--------
Advertising, Media Investment Management           608       525       15.8
Information & Consultancy                          184       143       28.7
Public Relations & Public Affairs                  177       132       34.1
Branding and Identity, Healthcare &
Specialist Communications                          379       319       18.8
                                             ------------------------------
                                                 1,348     1,119       20.5
                                             ------------------------------

                            WPP AND Y&R Q1 2000
           ILLUSTRATIVE PRO FORMA COMBINED FINANCIAL INFORMATION
                 FIRST QUARTER REVENUE BY GEOGRAPHY ($M)


                                                  2000     1999       GROWTH
Quarter ended 31 March                              $M       $M           %
-----------------------------------------------------------------------------
REVENUES
--------
North America                                      666       565       17.9

Continental Europe                                 490       405       21.0

Asia Pacific, Latin America,
Africa & Middle East                               192       149       28.9
                                             ------------------------------
                                                 1,348     1,119       20.5
                                             ------------------------------

                                    WPP




     5                        Transaction

                                TRANSACTION
                                 OVERVIEW


o    Transaction    - [RIGHT ARROW]  All stock merger with Young & Rubicam

o    Consideration  - [RIGHT ARROW]  0.835 WPP ADRs or 4.175 WPP common shares per Y&R share

o    Offer value    - [RIGHT ARROW]  $4.7 billion (based on 89m FD shares)

o    Ownership      - [RIGHT ARROW]  2/3 WPP 1/3 Y&R

o    Board          - [RIGHT ARROW]  11 WPP / 5 Y&R

o    Tax            - [RIGHT ARROW]  Tax-free to Y&R shareholders

o    Closing        - [RIGHT ARROW]  Expected fall 2000


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

                                TRANSACTION
                              MANAGEMENT TEAM

o    Tom Bell to be Chairman of Young & Rubicam Inc. for transition

o    Mike Dolan to be Chief Executive Officer of Young & Rubicam Inc.

o    Ed Vick to be Chairman and CEO of Y&R Advertising

o Four person Transition Committee chaired by Tom Bell and including Martin Sorrell, Michael Dolan and Paul Richardson

o 11 senior operating heads of Y&R have signed new employment agreements (relacing change of control agreements), additional employees expected to sign before closing

o 17 key Y&R employees signed lock-ups over 5m (almost 6% of FD share capital) of their 8m share equivalents. Additional commitments expected before closing


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
                                TRANSACTION
                              SHARE FLOW BACK

o    Supply-side:
-    Some passive selling at closing as Y&R comes out of S&P 500
-    WPP stock well known by US fund managers
     -    Between 30% and 40% of WPP stock already owned by US institutions
     -    Some overlap between Y&R and WPP shareholder bases
-    Significant management lock-up will reduce flow back:
     - Further employee holders to be signed up pre-closing - total employee ownership 23m share equivalents (26% of fully diluted)


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

                                TRANSACTION
                              SHARE FLOW BACK


o    Demand-side:

     - At closing WPP weighting will increase in FTSE-100, FTSE-All Share, MSCI and FTSE-Eurotop 300 indices, generating the demand to counterbalance US index selling

     - In addition, signficant active demand expected in UK and Continental Europe as investors maintain or increase weightings

o    Investors able to select ADRs or ordinary shares at no cost to themselves

                                TRANSACTION
                            TOP 20 SHARE OWNERS

            WPP                                   Y&R
            ---                                   ---
     1    LeggMason                     5.3% Fidelity*                     7.5%
     2    Asatsu                        4.0% Putnam Investments*           4.9%
     3    ESOP                          3.7% Oppenheimer*                  3.4%
     4    Barclays/BZW                  2.8% Capital Guardian Trust        2.7%
     5    Fidelity                      2.8% American Century*             2.2%
     6    Putnam Investments            2.7% AIM Management Group*         2.1%
     7    Standard Life                 2.5% Dresdner RCM Global           1.7%
     8    Friends Provident             2.4% MFS                           1.7%
     9    Legal & General               2.3% The Vanguard Group            1.5%
     10   Clerical Medical              2.3% State Street*                 1.5%
     11   Henderson AMP                 2.1% Fred Alger Management         1.5%
     12   Morgan Stanley                2.0% MSDW Advisors*                1.5%
     13   Chase Manhattan               2.0% John Bristol & Co             1.4%
     14   CGU                           1.7% US Trust Co                   1.3%
     15   Norwich Union                 1.5% TIAA Cref*                    1.2%
     16   Royal & Sun Alliance          1.3% Amex Financial Services       1.2%
     17   Citibank                      1.1% Smith Barney Asset Mgmnt      1.0%
     18   Unibank                       1.0% Invesco*                      0.9%
     19   Co-operative Insurance        1.0% Prudential Investments        0.7%
     20   State Street                  1.0% Bel Air Investment Advisors   0.7%

* Shareholder of both WPP and Y&R

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

                                    WPP



     6                                  Conclusions

                                CONCLUSIONS

This transaction creates the leading communications services company in the world: with revenues of over $5 billion and a combined operating cashflow of over $650 million:

     o With a well-balanced portfolio of several leading brands in each of the service areas of advertising, media investment management, information and consultancy (market research), public relations and public affairs, branding and identity, healthcare and specialist communications (including direct and interactive)

     o with a well-balanced geographic portfolio in North America, Europe, Asia Pacific and Latin America

     o with a well-balanced client portfolio in both the traditional and new economies

     o with scope for significant cost synergies of over $30 million and an opportunity to reach WPP's operating margin objective of 15% one year earlier in 2001

     o with scope for additional revenue opportunities through the new group's existing and potential client base

            PRIVATE SECURITIES LITIGATION REFORM ACT SAFE HARBOR
                                 STATEMENT

     These materials include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance.

     The forward-looking statements contained in these materials are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of WPP Group plc (WPP) and Young & Rubicam Inc. (Y&R), that could cause actual results to differ materially from those expressed in, or implied by, the forward- looking statements. These risks and uncertainties include those discussed or identified in the public filings with the U.S. Securities and Exchange Commission (SEC) made by WPP and Y&R risks and uncertainties with respect to the parties' expectations regarding the timing, completion and tax treatment of the merger, the value of the merger consideration, strategic opportunities, growth, expansion and sales opportunities, market positions, the conduct of worldwide operations, earnings accretion, cost savings, earnings targets, revenue enhancements, synergies, economies of sale, efficiencies and other benefits anticipated from the transaction, retention of employees, loss of business as a result of client conflicts and other factors.

               BASIS OF PREPARATION OF FINANCIAL INFORMATION

     All adjustments referred to in this appendix have been made solely on the basis of publicly available information and the assumptions listed above. No other adjustments have been made to present the Y&R financisi information on a basis consistent with the accounting policies and practices of WPP, nor to reflect the fair value of the assets and liabilities of Y&R to be acquired by WPP. No assurance can be given as to the fair presentation of the illustrative pro forma combined financial information nor that all adjustments required have been identified or properly calculated. Prior to shareholder votes on the transaction Pro Forma financial information will be prepared as required by both the UK Listing Authority and the Securities and Exchange Commission which could be materially different from the illustrative pro forma combined financial information presented above. The presentation of the illustrative pro forma combined financial information is based upon the simple underlying assumptions listed above and is not necessarily indicative of the results or the financisl position that would have been attained had the combined entities actually operated as a Group for the period presented.

(1) Illustrative pro forma combined pound sterling financial information has been prepared by aggregating the WPP sterling financial information and the Y&R dollar financial information (adjusted as described below translating the profit and loss account and cash flow information at the average rate for the year ended 31 December 1999 of (pound)1:$1.6178 and translating the balance sheet information at the year end rate 31 December 1999 of(pound)l:$1.6182.

(2) WPP figures are sourced from the unaudited preliminary announcement of results for the year to 31 December 1999 dated February 16, 2000 prepared in accordance with United Kingdom Generally Accepted Accounting Principles ("UK GAAP").

(3) Except as noted below Y&R figures are sourced from the audited 10-K filed on March 30, 2000 prepared in accordance with United States Generally Accepted Accounting Principles ("US GAAP"). The results for the year to 31 December 1999 do not constitute statutory accounts. Statutory accounts for the year ended 31 December 1999 will be delivered to the Registrar of Companies in England & Wales in due course.

(4) Y&R segmental information and certain cash flow information presented has not been previously published and has been sourced from information provided by Y&R.

(5) In the preparation of the illustrative pro forma combined profit and loss account information the following adjustments have been made in an attempt to conform Y&R US GAAP financial information to UK GAAP:

          o Goodwill amortization ($17.6m/(pound) 10.9m in year ended 31 December 1999) has been eliminated on the basis that the goodwill is assumed to have an indefinite life and hence is not amortized but is subject to an annual impairment review;

          o Income from associate investments ($7.5m/(pound)4.6m in year ended 31 December 1999) has been included within EBIT in line with UK GAAP(gross of tax at an assumed rate of 40%.);

          o Y&R EBIT has been adjusted to exclude exceptional income of $85m (pound 52.2m) arising on the disposal of fixed asset investments.

(6) Illustrative pro forms combined US dollar financial information has been prepared by aggregating the Y&R dollar financial information (adjusted as described in the notes above) and the WPP sterling financial information, translating the profit and loss account and cash flow information at the average rate for the year ended 31 December 1999 of (pound)1:$1.6178 and translating the balance sheet information at the year end rate 31 December 1999 of (pound) 1:$l.6182.

(7) In the preparation of the illustrative pro forma combined balance sheet the following adjustments have been made in an attempt to conform Y&R US GAAP financial information to UK GAAP:

          o Deferred sax assets have been eliminated as it is assumed that under UK GAAP recognition criteria they would not be recorded;

          o Marketable securities held on a long term basis are stated at cost by elimination of the revaluation of such securities;

          o Goodwill recorded within Y&R's balance sheet has been eliminated as this would be subsumed within WPP's goodwill arising on the acquisition of Y&R. No recognition has been given to goodwill arising on the acquisition of Y&R by WPP;

          o Various balance sheet reclassificasions have been made to conform the US GAAP reporting format to UK GAAP reporting format. These include the reclassification of overdrafts which are included within trade creditors under Y&R's US GAAP format, whuich increases net debt.

(8) The transaction will be accounted for using purchase accounting and additional goodwill will arise on the WPP balance sheet. The amount will be established as at closing of the transaction. Based on recent stock prices and the assumption that 31 December 1999 book net assets of Y&R equal fair value it would be in the range of (pound)3 to (pound)4 billion.

(9) In the preparation of the illustrative pro forma combined cashflow information the Y&R cash flow information has been conformed to a UK GAAP presentation format. The cash flows presented do not include working capital movements.

                            INVESTOR INFORMATION

WPP and Y&R will be filing a proxy statement/prospectus and other relevant documents concerning the transaction with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY
OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by WPP may be obtained free of charge by contacting WPP c/o WPP Group USA, Inc., Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7399, (212) 632-2200. Documents filed with the SEC by Y&R will be available free of charge by contacting Young & Rubicam Inc., Legal Department, 285 Madison Avenue, New York, NY 10017, (212) 210-3000.

INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECITUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Y&R in connection with the merger, and their interests in the solicitation, are set forth in a schedule 14A filed on the date of this press release with the SEC.

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



                                    WPP

                                 MAY 2000


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